Supplement, dated January 9, 2002,
   to the Prospectus, dated May 1, 2001, as Supplemented on October 24, 2001, of
                  Seligman Common Stock Fund, Inc. (the "Fund")

The following information supersedes and replaces the information set forth in the first five paragraphs on page 1, of the Fund's Prospectus under the caption "The Fund - Principal Investment Strategies."

     The Fund uses the following principal investment strategies to seek its investment objectives.

     Generally, the Fund invests a significant majority of its assets in common stocks that are broadly diversified among a number of industries. The Fund usually invests in the common stock of larger US companies; however, it may invest in companies of any size. The Fund may also invest in fixed-income securities and cash equivalents.

     J. & W. Seligman & Co. Incorporated, the Fund's manager ("Seligman"), employs a three part investment strategy, consisting of: (1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final portfolio composition is a reflection of these analytical and qualitative techniques.

     Security Evaluation. Seligman applies analytical techniques to rank a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

     Portfolio Construction. Once the attractiveness of the stocks is established, Seligman applies quantitative techniques to suggest an optimal portfolio to pursue the Fund's investment objective. In this phase, weightings are assigned to the stocks being considered for investment. Seligman considers the risk and expected return of the overall portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.

     Fundamental Analysis. Before changing the portfolio composition, Seligman reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. Seligman does this by applying traditional fundamental research. This means Seligman concentrates on individual company fundamentals, focusing on companies that Seligman believes are well managed and possess the opportunity for earnings growth. Using this qualitative information, Seligman may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

                         -------------------------------

Effective January 14, 2001, the following information supersedes and replaces the information set forth on page 5 of the Fund's Prospectus under the caption "Management - Portfolio Management."

     The Fund is managed by Seligman's Disciplined Investment Group. The Co-Portfolio Managers of the Fund are Ben-Ami Gradwohl, Ph.D. and David Guy, Ph.D.

     Mr. Gradwohl is a Managing Director of Seligman. Mr. Gradwohl is also Co-Portfolio Manager of Seligman Income Fund, Inc. and Seligman Tax-Aware Fund, Inc., as well as Seligman Common Stock Portfolio and Seligman Income Portfolio, two portfolios of Seligman Portfolios, Inc. and Tri-Continental Corporation. Mr. Gradwohl joined Seligman as a Managing Director in January 2000. From 1996 to 1999, Mr. Gradwohl was a Portfolio Manager at Nicholas-Applegate Capital Management. During his tenure there, he managed U.S. systematic large-cap portfolios, tax-efficient strategies, an aggressive U.S. equity offshore fund, a long-short hedge fund and international equity investments. From 1994 to 1996, Mr. Gradwohl was a Vice President, Research and Quantitative Analysis, at Leland O'Brien Rubinstein Associates, Inc. Prior to that, he held academic positions at UCLA, Femi National Accelerator Laboratories and the Hebrew University of Jerusalem.

     Mr. Guy is a Managing Director of Seligman. Mr. Guy is also Co-Portfolio Manager of Seligman Income Fund, Inc. and Seligman Tax-Aware Fund, Inc., as well as Seligman Common Stock Portfolio and Seligman Income Portfolio, two portfolios of Seligman Portfolios, Inc. and Tri-Continental Corporation. Mr. Guy joined Seligman as a Managing Director in January 2000. From 1997 to 1999, Mr. Guy was a Portfolio Manager for U.S. mid-cap securities in the Systematic Investment Group at Nicholas-Applegate Capital Management. During the winter semester of 1997, he was a Visiting Associate Professor with the Department of Statistics at the University of California, Riverside. From 1992 to 1996, Mr. Guy served as a Vice President with the Equity Derivatives Analysis Group at Salomon Brothers, Inc.